EXHIBIT 1
         to SCHEDULE 13D



                             JOINT FILING AGREEMENT

                  Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:  May 20, 2002


                                PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP

                                By:     Perseus-Soros Partners, LLC,
                                        General Partner

                                By:     SFM Participation, L.P.,
                                        Managing Member

                                By:     SFM AH, Inc.,
                                        General Partner

                                By:     /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Secretary


                                PERSEUS-SOROS PARTNERS, LLC

                                By:     SFM Participation, L.P.
                                        Managing Member

                                By:     SFM AH, Inc.
                                        General Partner

                                By:     /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Secretary

                                PERSEUS BIOTECH FUND PARTNERS, LLC

                                By:     Perseuspur EC, L.L.C.
                                        Managing Member

                                By:     Perseuspur, LLC
                                        Member

                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:   Rodd Macklin
                                        Title:  Secretary and Treasurer


                                PERSEUS EC, L.L.C.

                                By:     Perseuspur, LLC
                                        Member

                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:   Rodd Macklin
                                        Title:  Secretary and Treasurer


                                PERSEUSPUR, LLC

                                By:     /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:   Rodd Macklin
                                        Title:  Secretary and Treasurer


                                MR. FRANK H. PEARL

                                By:     /s/ Frank H. Pearl
                                        ---------------------------------------
                                        Name:   Frank H. Pearl

                                SFM PARTICIPATION, L.P.

                                By:     SFM AH, Inc.
                                        General Partner

                                By:     /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Secretary


                                SFM AH, INC.

                                By:     /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Secretary


                                MR. GEORGE SOROS

                                By:     /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Attorney-in-Fact


                                SOROS FUND MANAGEMENT LLC

                                By:     /s/ Richard D. Holahan, Jr.
                                        ---------------------------------------
                                        Name:   Richard D. Holahan, Jr.
                                        Title:  Assistant General Counsel